Exhibit 10.1

FIRST AMENDMENT TO

WARRANT

TO PURCHASE COMMON STOCK OF

CIFC CORP.

This is a First Amendment, dated  September 24, 2015 (this “Amendment”), to the Warrant to Purchase Common Stock of CIFC Corp. issued by CIFC Corp. (“CIFC”) to DFR Holdings, LLC (“DFR Holdings”), originally dated December 31, 2013 and amended and restated on September 22, 2014 (the “Warrant”).

WHEREAS,  in exchange for a cash payment of $350,000 from DFR Holdings, CIFC has agreed to extend the expiration date of the Warrant; and

WHEREAS,  CIFC and DFR Holdings desire to evidence their agreement by amending the Warrant in accordance with Section 14.04 thereof.

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, CIFC and DFR Holdings agree as follows:

1.                                      Definitions.  Except as specifically provided for herein, all capitalized words and terms used in this Amendment without specific definition  shall have the meanings ascribed to them in the Warrant.

2.                                      Amendments to the Warrant.  Effective as of the date of this Amendment, the Warrant shall be amended as follows:

(a)         The definition of “Expiration Date” is hereby deleted in its entirety and the following is inserted in place thereof and substituted therefor:

“Expiration Date” means January 24, 2017.

3.                                      Complete Agreement.  In all other respects, the Warrant shall continue in full force and effect as executed.

4.                                      Governing Law.  This Amendment, and any claims or disputes arising out of or related hereto, shall in all respects be governed by and construed and enforced in accordance with the internal laws of the State of New York without reference to its choice of law rules that would apply the laws of any other jurisdiction.

[Signature page follows]

IN WITNESS WHEREOF,  the undersigned have each caused this Amendment to be duly executed by its authorized signatory as of the day and year first above written.

CIFC Corp.

By:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	General Counsel and Secretary

DFR Holdings, LLC

By:	/s/ Andrew Intrater
Name:	Andrew Intrater
Title:	Manager